UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[  ] Definitive Information Statement

MFC DEVELOPMENT CORP

(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

OF

MFC DEVELOPMENT CORP.

271 North Avenue, Suite 520

New Rochelle, New York 10801

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about September 28, 2006 to the holders of record as of the close of business on September 14, 2006 of the common stock of MFC DEVELOPMENT CORP. (referred to in this Information Statement as "we", "us", "our" or the "Company").

Our Board of Directors has approved, and a total of three stockholders owning 13,966,500 shares of the 21,138,751 shares of common stock outstanding as of September 14, 2006 have consented in writing to, the actions described below.  Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Delaware General Corporation Law and our By-Laws to approve the actions.  Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote.  This Information Statement is being furnished to stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

The date of the Information Statement is September 28, 2006.

GENERAL

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our stock.

We will only deliver one information statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders.  We will promptly deliver a separate copy of this information statement to a security holder at a shared address to which a single copy of the document was delivered upon written request to:

MFC DEVELOPMENT CORP.

271 North Avenue, Suite 520

New Rochelle, New York 10801

Security holders may also address future requests for separate delivery of information statements and/or annual reports by contacting us at the address listed above.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to our Bylaws and the Delaware General Corporation Law, a vote by the holders of at least a majority of our outstanding capital stock is required to effect the actions described in this Information Statement.  Each share of common stock is entitled to one vote.

 As of the Record Date, we had 21,138,751 voting shares of common stock issued and outstanding of which 10,569,376 shares are required to pass any stockholder resolutions. The consenting stockholders are the record and beneficial owners of 13,966,500 shares, representing 66% of the issued and outstanding shares of common stock.  Pursuant to Section 228(a) of the Delaware General Corporation Law, the consenting stockholders voted in favor of the actions described herein in written consents dated September 14, 2006.  The consenting stockholders’ names, affiliation with the Company and beneficial holdings are as follows:

Name (1)	Affiliation	Shares Beneficially Held	Percentage
Adsouth Partners, Inc.		5,500,000	26.0%
Nancy Duitch	Chief Executive Officer, Director, CMO	4,613,543	21.8%
Jeffrey S. Edell	Chairman of Board	3,852,957	18.2%

______________________

(1)  No consideration was paid for any stockholder consent.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Nancy Duitch is a director and officer and Jeffrey S. Edell is a non-employee director of the Company and as such each may receive awards from the 2006 Equity Incentive Plan.

PROPOSALS BY SECURITY HOLDERS

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as to each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock and as to the security and percentage ownership of each executive officer and director of the Company and all officers and directors of the Company as a group.  Except where specifically noted, each person listed in the table has sole voting and investment power with respect to the shares listed.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.

In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of September 18, 2006. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Shares of Common Stock	Percent of Class(1)
Jeffrey S. Edell*(2)	3,852,957	18.2%
Nancy Duitch*(3)	4,613,543	21.8%
Alan Gerson * (4)	280,000	1.3%
Victor Brodsky*(5)	253,603	1.2%
Victor Imbimbo* (6)	98,000.5%
Roger Burlage *(7)	295,750	1.4%
Adsouth Partners, Inc (8)	5,500,000	26%
Gottbetter Capital Master, Ltd. (9)	11,370,144	41.9%
Executive officers and Directors as a group (6 persons) (10)	9,393,853	42.8%

* The address of the indicated individual is c/o Worldwide Excellence, Inc., 11872 La Grange Avenue, Los Angeles, California 90025.

(1) Based on 21,138,751 shares of common stock outstanding on September 18, 2006.

(2) Includes shares beneficially owned by the Edell Family Trust.

(3) Includes shares beneficially owned by the Duitch Family Trust.

(4) Consists solely of options to purchase shares exercisable within 60 days of September 18, 2006.

(5) Includes conversion of preferred stock, options and warrants to purchase 137,500 shares exercisable within 60 days of September 18, 2006.

(6) Includes conversion of preferred stock, options and warrants to purchase 88,000 shares exercisable within 60 days of September 18, 2006.

(7) Includes conversion of preferred stock, options and warrants to purchase 285,700 shares exercisable within 60 days of September 18, 2006.

(8) The name of the person who has voting or investment control over the securities owned by Adsouth Partners, Inc. is John P. Acunto.

 (9) Consists of 3,000,000 shares issuable upon exercise of warrants and 8,370,145 shares issuable upon conversion of debt at the lowest conversion rate of $.69 per share.  However, the Company and Gottbetter Capital Finance, LLC (GCF) have agreed that GCF and its affiliates can only convert its debenture or exercise its warrants to the extent that its total ownership in the Company does not exceed 4.99% of the Company’s outstanding common stock. Gottbetter Capital Master, Ltd. (GCM) is an assignee and affiliate of GFC. Therefore, as of September 18, 2006, GFC and its affiliates (including GCM) can own no more than 1,111,200 shares of the Company’s common stock.

(10) Includes conversion of preferred stock, options and warrants to purchase 791,250 shares exercisable within 60 days of September 18, 2006.

NOTICE TO STOCKHOLDERS OF ACTIONS APPROVED BY CONSENTING STOCKHOLDER

The following actions were taken based upon the recommendation by our Board of Directors and the written consent of the consenting stockholders.

ACTION 1

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO

CHANGE THE NAME

The Board and the consenting stockholders adopted and approved an amendment to our Amended and Restated Certificate of Incorporation to change our name to Vertical Branding, Inc.

The amendment will be referred to in this Information Statement as the “Amendment.”  The text of the Amendment is attached to this Information Statement as Exhibit A.  The Amendment will become effective once it is filed with the Secretary of State of Delaware.  Under federal securities laws, we cannot file the Amendment until at least 20 days after mailing this Information Statement to our stockholders.

The Board and the consenting stockholders believe that the Name Change is in our best interest because it better reflects our current operations and business strategy.  Upon filing the Amendment, the Company’s name will change to Vertical Branding, Inc.

ACTION 2

ADOPTION AND APPROVAL OF THE

2006 EQUITY INCENTIVE PLAN

The Board of Directors and the consenting stockholders approved the 2006 Equity Incentive Plan (the “Plan”).   A copy of the Plan is attached as Exhibit B to this Information Statement.  The Plan authorizes awards of options (both incentive stock options and non-qualified stock options), warrants, restricted stock awards, and the right to purchase stock.  Persons eligible to receive awards under the Plan include our employees, officers and directors, consultants, independent contractors and advisors.

As of September 1, 2006, we had 19 employees, three directors, two consultants and one advisor who would be eligible to receive awards under the Plan.  The number of persons covered by the Plan may increase if we add additional employees (including officers) and directors.  As of September 1, 2006, awards for a total of 1,977,000 shares of common stock were granted under the Plan.

DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN

The following is a description of the purpose and certain of the provisions of the 2006 Equity Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the 2006 Equity Incentive Plan, which is attached hereto as Exhibit B.

The Purpose of the Plan.  The purpose of the Plan is to provide additional incentive to the directors, officers, employees and consultants of the Company who are primarily responsible for the management and growth of the Company.

Each option shall be designated at the time of grant as either an incentive stock option (an “ISO”) or as a non-qualified stock option (a “NQSO”). The Board of Directors believes that the ability to grant stock options to employees that qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

Administration of the Plan. The Plan will be administered by the Board of Directors of the Company, or by any committee that the Company may form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the “Committee”).

Subject to the other provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant options, warrants, restricted stock and stock purchase rights; (ii) to determine the fair market value of the common stock subject to such awards; (iii) to determine the exercise price of options or warrants granted; (iv) to determine the persons to whom, and the time or times at which, awards shall be granted, and the number of shares subject to each award; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each award granted (which need not be identical), including but not limited to, the time or times at which underlying options or shares shall vest or be exercisable; (viii) with the consent of the grantee, to modify or amend any option; (ix) to defer (with the consent of the grantee) the exercise date of any award; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an award; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.  The Committee may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

Shares of Stock Subject to the Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options, warrants or restricted stock awards or purchase rights granted pursuant to the Plan shall not exceed 5,000,000 shares of Common stock. The number of shares of Common stock subject to such awards may be adjusted under certain conditions.  If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise or purchase price of each outstanding award

Corporate Events. In the event of the proposed dissolution or liquidation of the Company, a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Stockholders of the Company receive securities of the acquiring entity or an affiliate thereof, any or all awards granted pursuant to this Plan will accelerate, and will become vested and exercisable in full prior to the consummation of such event or at such other time and on such other conditions, if any, as the Committee determines.  If such awards are not exercised prior to the consummation of a Corporate Transaction, they shall terminate at such time as determined by the Committee.

Participation. Every person who at the date of grant is an employee of the Company or of any affiliate of the Company is eligible to receive any type of award under the Plan.  Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive all awards under the Plan, except ISO’s.  The term “affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code.  The term “employee” includes an officer or director who is an employee of the Company.  The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant.  To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “10% Stockholder”) shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted.  The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted.  The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted. The purchase price of a stock purchase award shall not be less than 85% of the fair market value of the stock subject to the award on the date of grant.

Term of the Awards.  The Committee, in its sole discretion, shall fix the term of each award, provided that the maximum term of an award shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of awards in the event of certain terminations of employment of the holder.

Restrictions on Grant and Exercise. Except with the express written approval of the Committee and in compliance with applicable law, no award granted under the Plan shall be assignable or otherwise transferable by the holder except by will or by operation of law.  During the life of the holder, an award shall be exercisable only by the holder.

Termination of the Plan. The Plan shall become effective upon adoption by the Board or Directors; provided, however, that no award shall be exercisable unless and until written consent of the Stockholders of the Company, or approval of Stockholders of the Company voting at a validly called Stockholders’ meeting, is obtained within twelve months after adoption by the Board of Directors.  If such Stockholder approval is not obtained within such time, options granted pursuant to the Plan shall be of the same force and effect as if such approval was obtained except that any ISOs granted pursuant to the Plan shall be treated as NQSOs. Awards may be granted and exercised under the Plan only after there has been compliance with all applicable federal and state securities laws.  The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

Termination of Employment.  If for any reason other than death or permanent and total disability, a holder ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the “Expiration Date”)). “Employment” includes service as a director or as a consultant.  For purposes of the Plan, employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Committee, if the period of any such leave does not exceed 90 days or, if longer, if the right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

Amendments to the Plan. The Board of Directors may at any time amend, alter, suspend or discontinue the Plan. Without the consent of a holder, no amendment, alteration, suspension or discontinuance may adversely affect outstanding awards except to conform the Plan and ISOs granted under the Plan to the requirements of federal or other tax laws relating to ISOs.

A total of 5,000,000 shares of common stock were reserved for awards under the Plan.  As of September 1, 2006, the approximate total fair market value of the common stock remaining to be awarded from the Plan, totaling 3,023,000 shares, was approximately $1,662,600.

Benefits Allocated to Executive Officers

As of September 1, 2006, the following awards have been made to persons who comprise the executive group, the non-executive director group and the non-executive officer employee group.  The dollar value of the awards reflects the fair market value of the stock on the date of grant.

Name and Position	Number of Shares	Dollar ($) Value on Date of Grant

Alan Gerson, President and COO	1,000,000	$520,000
Victor Brodsky, Vice President and CFO, and Secretary	150,000	$90,000

Total Executive Group	1,150,000	$610,000

Total Non-Executive Director Group	93,000	$55,800

Total Non-Executive Officer Employee Group	644,000	$386,400

Other awards may be made to the officers, directors, and other members of the executive group in the future.  Other than the awards set forth in the table above, no awards have been specifically designated to members of the executive group as of the date of this Information Statement.

Set forth in the table below is information regarding awards made through compensation plans or arrangements through December 31, 2005, the most recently completed fiscal year.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column 2)

Equity Compensation Plans Approved by Security Holders	0	0	0

Equity Compensation Plans Not Approved by Security Holders	28,350	$1.23	N/A

__________________

(1)

As of December 31, 2005, the Plan was not approved by the Board and therefore no options were granted; however.  As of September 1, 2006 there were 3,023,000 shares available for future issuance under the 2006 Equity Incentive Plan.

Executive Compensation

Prior to the Closing of the reverse merger on November 29, 2005, the named executive officers of the Company were Lester Tanner and Victor Brodsky.  From and after the Closing of the reverse merger, and at December 31, 2005,  the named executive officers of the Company were Jeffrey S. Edell and Nancy Duitch (formerly named executive officers of World Wide Excelllence, Inc, a predecessor to the Company), and Victor Brodsky.  The first compensation table provides historical compensation information about WWE’s named executive officers; the second compensation table provides historical compensation information about the Company’s named executive officers prior to November 29, 2005.

The following compensation table sets forth for the year ended December 31, 2005 the cash and certain other compensation earned by WWE’s named executive officers.  No other executive officer’s annual salary and bonus aside from the previously named executive officers exceeded $100,000 during the year ended December 31, 2005:

	Annual Compensation of WWE’s Named Executive Officers for the Fiscal Year ended December 31, 2005
Name and Principal Position	Salary ($)	Bonus ($)	Other Annual Comp.($)(1)
Jeffrey S. Edell, President and CEO	$250,000	-0-
Nancy Duitch, CMO and Co-CEO	$250,000	-0-

(1) The annual amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for named executive and has, therefore, been omitted.

The following compensation table sets forth the three fiscal years ended February 28, 2005, 2004 and 2003 compensation paid by the Company, including salaries, bonuses and certain other compensation, to the following named executive officers of the Company in those periods:

Annual Compensation of the Company’s Named Executive Officers

 for the Last Three Fiscal Years ended February 28

Name and	Fiscal Year			Other Annual
Principal Position	Ended 2/28(1)	Salary($)	Bonus($)	Comp.($)(2)

Lester Tanner,	2005	175,000		12,500
President and CEO(3)	2004	175,000	-	12,500
	2003	156,000	-	12,500

Victor Brodsky,	2005	160,000	12,500	12,500
Vice President and CFO	2004	160,000	27,500	12,500
	2003	150,000	27,500	12,500

(1) Effective November 29, 2005, the Company changed its fiscal year to a calendar year.

(2) The amounts in this column represent automobile allowances and certain unaccountable and reasonable expense allowances.

(3) Mr. Tanner resigned all offices with the Company on November 29, 2005.  He served as President of Yolo Equities until April 19, 2006. He also manages our commercial real estate operations.

Compensation of Directors

On April 10, 2006, our Board approved a compensation plan for each non-employee director of the Board of Directors who owned less than 5% of the Company's stock. The plan includes both options and shares of restricted stock.  This plan replaces the prior director compensation arrangements.

Options: Each director is granted options to acquire 30,000 shares of common stock upon joining the Board; 10,000 options vest upon joining the Board, the balance of 20,000 vests at the rate of 2,500 shares per quarter, beginning at the end of the first quarter, following the first anniversary of joining the Board. The exercise price is the closing price of common stock on the grant date. Additional options to acquire 9,000 shares of common stock are granted upon joining the Board, which vest quarterly over three years. The exercise price is also the closing price of common stock on the grant date.

Restricted Stock:  Each director is also issued 7,500 shares of common stock upon joining the Board, which shares vest quarterly at the rate of 650 shares per quarter beginning at the end of the first quarter after the director’s joining the board.

The Company’s compensation plan for the members of its board of directors prior to November 29, 2005 was as follows: directors who were also employees of the Company received no remuneration for services as a member of the board or any committee of the board.  Each director who was not then an employee received $750 for each meeting of the board that he attended.  In addition, each non-employee director received compensation for services rendered as a member of a committee of the board in the sum of $750 for each meeting of a committee that he attended. The total compensation paid to the non-employee directors in the fiscal year ended February 28, 2005 was $13,500.   Each director who was not then an employee was automatically granted a five-year option to purchase 1,500 shares of common stock on the date on which the annual meeting of the Company's stockholders was held each year if he was re-elected at that meeting.  The purchase price of the common stock covered by such options was the mean between the high bid and low asked price at the close of trading on the date of grant.

Employment Contracts

Effective April 1, 2005, Nancy Duitch entered into an employment agreement with WWE.  Her employment agreement is for a term of three years, terminable by the applicable executive on 60 days’ notice and terminable by WWE for “cause”. Her annual base salary is $250,000 (subject to an annual upward adjustment of ten (10%) percent).  Ms. Duitch’s agreement includes severance arrangements similar to those described for Mr. Gerson.

On July 15, 2006, the Company entered into an employment agreement with Alan Gerson which was approved by the board of directors on July 18, 2006. Mr. Gerson serves as our as President and Chief Operating Officer.  Mr. Gerson’s annual base salary is $250,000, subject to annual increase by the board of directors during the term based on annual performance reviews.

Ms. Duitch and Mr. Gerson are to share in a bonus pool calculated at a minimum of 15% by the amount by which an applicable EBITDA target is exceeded for the applicable calendar year. Each of them is entitled to a monthly car allowance of $1,000, and the cost of insurance, operation and maintenance of said vehicle when utilized for business purposes.

Mr. Gerson’s employment agreement shall terminate: (i) upon the expiration of three years, (ii) upon the determination in writing by the board that there is justifiable cause, in which case, Mr. Gerson has 30 days to cure such justifiable cause, (iii) immediately upon death or Disability, or (iv) upon 60 days written notice of his voluntary resignation. Upon termination of Mr. Gerson’s employment for justifiable cause or his voluntary resignation without good cause, he will be entitled to receive any compensation, accrued vacation, benefits and reimbursements owed and accrued through the date of termination. Upon the voluntary resignation of Mr. Gerson with good cause or his termination by MFC without justifiable cause, or upon termination due to death or disability, he shall receive:

(i)

A lump sum payment of his base salary for a period of six months.

(ii)

Any base salary and bonus (prorating the portion of the bonus for the year through the date of termination) accrued prior to the date of termination. In addition, any amount payable for compensation, accrued vacation, benefits and reimbursements owed and accrued through the date of termination.

(iii)

MFC shall pay all of his COBRA payments and pay premiums on any life insurance plans, or such alternating plans as of the date of termination, for a period of 180 days.

Mr. Gerson received, as an inducement for his accepting the position of President and Chief Operating Officer, options to purchase up to 1,000,000 shares of the common stock of MFC under the Company’s 2006 Equity Incentive Plan. Options to purchase 200,000 shares of the common stock vested upon the execution of his employment agreement. The remaining 800,000 options vest ratably over a 30 month period from the date of his employment agreement. The exercise price is $0.52 per share; the fair market value on the date of the employment agreement. Mr. Gerson will be eligible, under his annual bonus plan, for grants of additional options to purchase another 1,000,000 shares at then current market prices if he meets annual performance goals. These options will be made available in three tranches, as follows: options to purchase 200,000 shares with a strike price calculated based on the market price of the stock on the first day of trading in January 2007; options to purchase 400,000 shares with a strike price calculated based on the market price of the stock on the first trading day in January 2008, and options to purchase 400,000 shares with a strike price calculated based on the market price of the stock on the first trading day in January 2009.

ACTION 3

ADOPTION AND APPROVAL OF THE

INCREASE IN NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

Our Board of Directors and our consenting stockholders have approved a proposal to increase the number of authorized shares of common stock of the Company from 40,000,000 to 100,000,000.

Purpose and Effect of the Increase in Authorized Shares of Common Stock

On July 27, 2006, our Board of Directors approved an amendment to our certificate of incorporation  to increase the aggregate number of shares of common stock that we are authorized to issue from 40,000,000 to 100,000,000. The text of the Amendment is included in Appendix A which is attached to this information statement. The Amendment will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. The Amendment would increase the number of shares of common stock available for issuance, but would have no effect upon the terms of the common stock or rights of holders of the common stock. As of September 1, 2006, the Company had 21,138,751 shares of common stock outstanding and close to the balance of its 40,000,000 authorized committed for future issuance upon the exercise of outstanding stock options, warrants, and convertible securities.

 We are contractually obligated to our lender Gottbetter Capital Finance LLC (“Gottbetter”) to increase our authorized common stock by October 31, 2006 and to reserve 400% of the shares issuable upon conversion of Gottbetter’s outstanding debentures. Without the Amendment, we will not have sufficient authorized but unissued common stock to reserve such shares. In addition, although the Board and our consenting stockholders have approved our 2006 Equity Incentive Plan which requires us to reserve 5,000,000 shares for issuance thereunder, we do not have sufficient authorized but unissued shares to reserve. Based on the foregoing, without the Amendment, the Company currently has no shares available for other purposes.

Our Board of Directors believes that it is in the best interest of the Company and its stockholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking stockholder approval (unless required by law or any applicable then existing listing requirements). Although we do not have any current plans to take any action to issue any material amount of shares of common stock (other than upon the exercise of outstanding options, warrants, convertible notes and other convertible securities), additional shares may be (i) sold and issued in a public or private offering that would be used to provide the Company with capital necessary to further develop its core businesses or to pursue strategic opportunities, (ii) used as currency to complete acquisitions, (iii) used for issuance in connection with our stock option plans, and (iv) used to pursue joint ventures, stock splits, stock dividends or other corporate purposes that may be identified in the future by the Board of Directors. In any such event, the ability of the Board to take appropriate action without delay would be severely hampered unless the number of authorized but unissued shares of common stock is adequate to meet the Company's needs. The Amendment gives our Board the authority to issue shares of common stock in most cases without the necessity of further stockholder action.

Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock, while providing desired flexibility in connection with possible financings, acquisitions and other corporate purposes, could affect our stockholders in a number of respects, including by diluting the voting power of the current holders of our common stock, and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares could adversely affect the market price of our common stock. Moreover, if we issue securities convertible into common stock or other securities that have rights, preferences and privileges senior to those of our common stock, the holders of our common stock may suffer significant dilution.

Potential Anti-Takeover Effects of the Increase in Authorized Common Stock

We have no present intention to use the increased authorized common stock for anti-takeover purposes, nor is this Amendment being made in response to any effort by any person or group to accumulate our stock or to obtain control of the Company by any means. The increase in authorized common stock is not intended to have any anti-takeover effect.

The issuance of additional shares of common stock, however, would increase the number of shares necessary to acquire control of the Company's Board of Directors or to meet the voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company. Issuance of additional shares unrelated to any takeover attempt could also have these effects. Moreover, the Company could use authorized but unissued shares of common stock to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, shares of the common stock could be privately placed with purchasers who might side with the Board of Directors in opposing a hostile takeover bid or issue shares to a holder which would, thereafter, have sufficient voting power to assure that any proposal to amend or repeal the By-Laws or certain provisions of the Certificate of Incorporation would receive the requisite vote. Management has no current intent to propose anti-takeover measures in future proxy solicitations.

No Change in Business

The Amendment will effect a change in the number of authorized shares of our common stock. However, the Amendment will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the Amendment, which are immaterial). Our management, including all directors and officers, will remain the same after the Amendment.

Upon the effective date of the Amendment, the number of authorized shares of the Company's common stock will increase from 40,000,000 shares to 100,000,000 shares.

EXHIBIT A

FIRST AMENDMENT TO AMENDED

CERTIFICATE of INCORPORATION of

MFC DEVELOPMENT CORP.

•

First: The Board of Directors of MFC Development Corp, a Delaware corporation, acting by written consent in accordance with Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed first amendment to the Amended Certificate of Incorporation (the “Certificate”) of said Corporation, declaring said amendment to be in the best interests of the Corporation and its stockholders.  The resolutions setting forth the proposed amendment are substantially as follows:

NOW, THEREFORE, BE IT RESOLVED, that Article 1 of the Amended Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

“The name of the Corporation is Vertical Branding, Inc.”

RESOLVED FURTHER, that Article IV (a) of the Amended Certificate of Incorporation of the Corporation be amended and restated in its entirety to read as follows:

                 “The aggregate number of authorized shares of shares of stock which the Corporation is authorized to issue is One Hundred Two Million (102,000,000): one hundred million (100,000,000) common and Two Million (2,000,000) preferred.”

RESOLVED FURTHER, that all other provisions of the Amended Certificate of Incorporation shall remain in full force and effect.

•

Second: That concurrently therewith, acting by written consent, the holders of at least a majority of the issued and outstanding shares of the Corporation’s capital stock consented to the foregoing amendments in accordance with Section 228(a) of the Delaware General Corporation Law.

•

Third: That said amendments were duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

•

Fourth: That the capital of said Corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, the undersigned Corporation has caused this First Amendment to Amended Certificate of Incorporation to be signed by a duly authorized officer as of __________________, 2006.

By:

Nancy Duitch, Chief Executive Officer

EXHIBIT B

2006 EQUITY INCENTIVE PLAN

As Adopted by Board of Directors July 27, 2006

1.

PURPOSE.

The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company’s future performance through awards of Options and Warrants, the right to purchase Common Stock and Restricted Stock Awards.  Capitalized terms not defined in the text are defined in Section 2.

2.

DEFINITIONS.

As used in this Plan, the following terms will have the following meanings:

“AWARD” means any award under this Plan, including any Option, Warrant, Stock Purchase Award or Restricted Stock Award.

“AWARD AGREEMENT” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“BOARD” means the Board of Directors of the Company.

“CAUSE” means any cause, as defined by applicable law, for the termination of a Participant’s employment with the Company or a Parent or Subsidiary of the Company.

“CODE” means the Internal Revenue Code of 1986, as amended.

“COMMITTEE” means the Board of Directors or committee comprised by a member or members of the Board of Directors.

“COMPANY” means MFC Development Corp, a Delaware corporation, or any successor corporation.

“DISABILITY” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“EXCHANGE ACT” means the Securities Exchange Act of 1934, as amended.

“EXERCISE PRICE” means the price at which a holder of an Option or Warrant may purchase the Shares issuable upon exercise of the Option or the Warrant.

“FAIR MARKET VALUE” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)

if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(b)

if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination as reported in The Wall Street Journal;

(c)

if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the closing price on the date of determination as reported by Bloomberg, L.P.; or

(d)

if none of the foregoing is applicable, by the Committee in good faith.

“INSIDER” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“OPTION” means an award of an option to purchase Shares pursuant to Section 6.

“PARENT” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“PARTICIPANT” means a person who receives an Award under this Plan.

“PERFORMANCE FACTORS” means the Company financial or individual business objectives or measures selected by the Committee, in its sole and absolute discretion, to determine whether the performance goals applicable to Awards have been satisfied.

“PERFORMANCE PERIOD” means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Purchase Awards or Restricted Stock Awards, if such Awards are restricted.

“PLAN” means this 2006 Equity Incentive Plan, as amended from time to time.

“PURCHASE PRICE” means the price at which the recipient of a Stock Purchase Award may purchase the Shares.

“SEC” means the Securities and Exchange Commission.

“SECURITIES ACT” means the Securities Act of 1933, as amended.

“SHARES” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

“STOCK PURCHASE AWARD” means an award of Shares pursuant to Section 7.

“RESTRICTED STOCK AWARD” means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

“SUBSIDIARY” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“TERMINATION” or “TERMINATED” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, consultant, officer or director to the Company or a Parent or Subsidiary of the Company.  An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing.  In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement.  The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“WARRANT” means an award of a warrant to purchase Shares.

3.

SHARES SUBJECT TO THE PLAN.

3.1

Number of Shares Available.  Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 5,000,000 Shares and will include Shares that are subject to:  (a) issuance upon exercise of an Option or Warrant but cease to be subject to such Option or Warrant for any reason other than exercise of such Option or such Warrant; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued.  At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options and Warrants granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

3.2

Adjustment of Shares.  In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options and Warrants, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.

ELIGIBILITY.

ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company.  All other Awards may be granted to employees, consultants, officers and directors of the Company or any Parent or Subsidiary of the Company.  A person may be granted more than one Award under this Plan.

        5.

ADMINISTRATION.

5.1

Committee Authority.  This Plan will be administered by the Committee or by the Board acting as the Committee.  Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan.  Without limitation, the Committee will have the authority to:

(a)

construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)

prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)

select persons to receive Awards;

(d)

determine the form and terms of Awards;

(e)

determine the number of Shares or other consideration subject to Awards;

(f)

determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)

grant waivers of Plan or Award conditions;

(h)

determine the vesting, exercisability and payment of Awards;

(i)

correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(j)

determine whether an Award has been earned; and

(k)

make all other determinations necessary or advisable for the administration of this Plan.

5.2

Committee Discretion.  Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan.  The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.

OPTIONS.

The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISO”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

6.1

Form of Option Grant.  Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the “Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

6.2

Date of Grant.  The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee.  The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3

Exercise Period.  Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted.  The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

6.4

Exercise Price.  The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:  (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant.  Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

6.5

Method of Exercise.  Options may be exercised only by delivery to the Company of a written stock option exercise agreement  (the “Exercise Agreement”) in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

6.6

Termination.  Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)

If the Participant’s service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable upon the Termination Date and no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO).

(b)

If the Participant’s service is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s death or Disability, deemed to be an NQSO).

(c)

Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant’s service is Terminated for Cause, neither the Participant, the Participant’s estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits.  For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

6.7

Limitations on Exercise.  The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

6.8

Limitations on ISO.  The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000.  If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs.  In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9

Modification, Extension or Renewal.  The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted.  Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code.  The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

6.10

No Disqualification.  Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.

STOCK PURCHASE AWARD.

A Stock Purchase Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions.  The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares will be subject, if any, and all other terms and conditions of the Stock Purchase Award, subject to the following:

7.1

Form of Stock Purchase Award.  All purchases under a Stock Purchase Award made pursuant to this Plan will be evidenced by an Award Agreement (the “Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  The offer of a Stock Purchase Award will be accepted by the Participant’s execution and delivery of the Stock Purchase Agreement and payment for the Shares to the Company in accordance with the Stock Purchase Agreement.

7.2

Purchase Price.  The Purchase Price of Shares sold pursuant to a Stock Purchase Award will be determined by the Committee on the date the Stock Purchase Award is granted and may not be less than 85% of the Fair Market Value of the Shares on the grant date, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value.  Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

7.3

Terms of Stock Purchase Awards.  Stock Purchase Awards may be subject to such restrictions as the Committee may impose.  These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant’s individual Stock Purchase Agreement.  Stock Purchase Awards may vary from Participant to Participant and between groups of Participants.  Prior to the grant of a Stock Purchase Award subject to restrictions, the Committee shall:  (a) determine the nature, length and starting date of any Performance Period for the Stock Purchase Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the transfer of any Stock Purchase Award, the Committee shall determine the extent to which such Stock Purchase Award has been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Purchase Awards that are subject to different Performance Periods and have different performance goals and other criteria.

7.4

Termination During Performance Period.  If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Purchase Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Committee determines otherwise.

8.

RESTRICTED STOCK AWARDS.

8.1

Awards of Restricted Stock.  A Restricted Stock Award is an award of Shares for services rendered to the Company or any Parent or Subsidiary of the Company.  A Restricted Stock Award will be awarded pursuant to an Award Agreement (the “Restricted Stock Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  A Restricted Stock Award may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant’s individual Award Agreement (the “Performance Stock Award Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.  Restricted Stock Awards may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

8.2

Terms of Restricted Stock Awards.  The Committee will determine the number of Shares to be awarded to the Participant.  If the Restricted Stock Award is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Award Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Restricted Stock Award; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.  Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Awards have been earned.  Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and different performance goals and other criteria.  The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee.  The Committee may adjust the performance goals applicable to Restricted Stock Awards to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

8.3

Form of Payment.  The earned portion of a Restricted Stock Award may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine.  Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

9.

PAYMENT FOR SHARE PURCHASES.

Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)

by cancellation of indebtedness of the Company to the Participant;

(b)

by surrender of shares that either: (1) have been owned by the Participant for more than one year and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

(c)

by waiver of compensation due or accrued to the Participant for services rendered;

(d)

with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

If the Fair Market Value of one share of the Shares is greater than the exercise price (at the date of calculation as set forth below), in lieu of exercising the Option for cash, the Participant may elect to receive shares equal to the value (as determined below) of the Option (or the portion thereof being exercised) by surrender of the Option at the principal office of the Company with the properly endorsed Exercise Agreement in which event the Company shall issue to the Participant a number of Shares computed using the following formula:

X=Y (A-B)

            A

Where  X =

the number of Shares to be issued to the Participant

Y=

the number of Shares purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

A=

the Fair Market Value of one Share (at the date of such calculation)

B=

Exercise Price or

(f)

by any combination of the foregoing.

10.

WITHHOLDING TAXES.

10.1

Withholding Generally.  Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

10.2

Stock Withholding.  When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined.  All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

11.

PRIVILEGES OF STOCK OWNERSHIP.

No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.  After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Purchase Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Purchase Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price pursuant to Section 13.

12.

NON-TRANSFERABILITY.

Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.  Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e).  During the lifetime of the Participant an Award will be exercisable only by the Participant.  During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.

REPURCHASE RIGHTS.

At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant’s Termination Date.  Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant’s Exercise Price or Purchase Price, as applicable.

14.

CERTIFICATES.

All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.

ESCROW; PLEDGE OF SHARES.

To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

16.

EXCHANGE AND BUYOUT OF AWARDS.

The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.  The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

17.

SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable.  The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.

NO OBLIGATION TO EMPLOY.

Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

19.

CORPORATE TRANSACTIONS.

19.1

Effect on Awards.  In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction (each of the foregoing a “Corporate Transaction”), any or all Awards granted pursuant to this Plan will accelerate, and will become vested and exercisable in full prior to the consummation of such event or at such other time and on such other conditions, if any, as the Committee determines.  If such Options are not exercised prior to the consummation of a Corporate Transaction, they shall terminate at such time as determined by the Committee.

19.2

Other Treatment of Awards.  Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of a Corporate Transaction, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

19.3

Assumption of Awards by the Company.  The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan.  Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.

ADOPTION AND STOCKHOLDER APPROVAL.

This Plan will become effective on the date on which it is adopted by the Board (the “Effective Date”).  Upon the Effective Date, the Committee may grant Awards pursuant to this Plan.  The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

21.

TERM OF PLAN/GOVERNING LAW.

Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval.  This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

22.

AMENDMENT OR TERMINATION OF PLAN.

The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.

NONEXCLUSIVITY OF THE PLAN.

Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

24.

ACTION BY COMMITTEE.

Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee’s sole and absolute discretion.